Net Loss Per Share - Schedule of Net Loss per Common Share, Basic and Diluted (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Numerator:
Net loss	$ (120,635)	$ (35,756)	$ (16,782)
Denominator:
Weighted average number of shares outstanding-basic and diluted (shares)	45,271	10,917	8,447
Net loss per share-basic and diluted (usd per share)	$ (2.66)	$ (3.28)	$ (1.99)